                                                                     EXHIBIT 1.1

                                                  MW&E DRAFT DATED JULY 27, 2000



                          ACCREDO HEALTH, INCORPORATED

                                2,000,000 SHARES

                       OPTION TO PURCHASE 300,000 SHARES


                                  COMMON STOCK


                             UNDERWRITING AGREEMENT


                                                                 _________, 2000




CHASE SECURITIES INC.
SUNTRUST EQUITABLE SECURITIES CORPORATION
BANC OF AMERICA SECURITIES LLC, AND
FIRST UNION SECURITIES, INC.
Co-Managers
  c/o Chase Securities Inc.
  One Bush Street
  San Francisco, CA 94104

Ladies and Gentlemen:

         Accredo Health, Incorporated, a Delaware corporation (herein called the Company), proposes to issue and sell 2,000,000 shares of its authorized but unissued Common Stock, $0.01 par value (herein called the Common Stock) (said 2,000,000 shares of Common Stock being herein called the Underwritten Stock). The Company proposes to grant to the Underwriters (as hereinafter defined) an option to purchase up to 300,000 additional shares of Common Stock (herein called the Option Stock and with the Underwritten Stock herein collectively called the Stock). The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter described.

         The Company hereby confirms the agreements made with respect to the purchase of the Stock by the several underwriters, for whom you are acting, named in Schedule I hereto (herein collectively called the Underwriters, which term shall also include any underwriter purchasing Stock pursuant to Section 3(b) hereof). You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

         1. REGISTRATION STATEMENT. The Company has filed with the Securities and Exchange Commission (herein called the Commission) a registration statement on Form S-3 (No. 333-________), including the related preliminary prospectus, for the registration of the Stock under the Securities Act of 1933, as amended (herein called the Securities Act). Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you.

         The term Registration Statement as used in this Agreement shall mean such registration statement, including all documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act that were filed under the Securities Exchange Act of 1934, as amended (herein called the Exchange Act), and the rules and regulations of the Commission thereunder on or before the date of this Agreement or the date of the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be, all exhibits and financial statements and all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Stock (herein called a Rule 462(b) registration statement), and, in the event of any amendment thereto after the effective date of such registration statement (herein called the Effective Date), the term Registration Statement shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term Prospectus as used in this Agreement shall mean the prospectus, including the documents incorporated by reference therein, relating to the Stock first filed with the Commission pursuant to Rule 424(b) and Rule 430A (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or of the effectiveness of such amendment) such prospectus as so supplemented or amended. The term Preliminary Prospectus as used in this Agreement shall mean each preliminary prospectus, including the documents incorporated by reference therein, included in such registration statement prior to the time it becomes effective.

         The Registration Statement, in the form delivered to you, has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission. The Company has caused to be delivered to you copies of the Registration Statement and of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Underwriters as follows:

                  (a) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of incorporation, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule II to this Agreement and the joint ventures referred to in the Prospectus.

                  (b) Each of the Company and its subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory and governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not disclosed in the Registration Statement and the Prospectus.

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as disclosed in the Registration Statement and the Prospectus. Since such dates, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement and the Prospectus other than in the ordinary course of business.

                  (d) The Registration Statement and the Prospectus comply, and on the Closing Date (as hereinafter defined) and any later date on which Option Stock is to be purchased, the Registration Statement and the Prospectus will comply, in all material respects, with the provisions of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the Effective Date the Prospectus did not and, on the Closing Date and any later date on which Option Stock is to be purchased, the Registration Statement and the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the representations and warranties in this paragraph (d) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information herein or otherwise furnished in writing to the Company by or on behalf of the Underwriters for use in the Registration Statement or the Prospectus.

                  (e) The authorized, issued and outstanding capital stock and the outstanding long-term debt of the Company is as described in the Prospectus as of the dates specified therein. Except as described in the Prospectus, there are no outstanding warrants, options or other rights to acquire any capital stock of the Company. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and conform to the description thereof contained in the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company listed in Schedule II to this Agreement have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests and claims whatsoever other than as described in the Prospectus. The Stock will be, when issued and sold to the Underwriters as provided herein duly and validly issued, fully paid and nonassessable and conforms to the description thereof in the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company is required for the issuance and sale of the Stock by the Company as contemplated herein.

                  (f) The Company has filed an additional listing application to list the Stock on the Nasdaq National Market, and has received notification that such listing has been approved, subject to official notice of issuance and sale.

                  (g) The Company and each of its subsidiaries are conducting business in compliance with all applicable statutes, ordinances, orders, judgments, decrees, laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, all applicable local, state and federal environmental regulations, other than the application of Health Care Laws addressed separately under Section 2(q) below and except where the failure to be in compliance would not have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole.

                  (h) The Company and each of its subsidiaries maintain insurance of the types and in the amounts generally as are consistent with industry practices for their business, including, but not limited to, professional liability insurance and insurance covering real and personal property owned or leased by the Company or any of its subsidiaries against theft, loss, damage, destruction, acts of vandalism, all of which insurance is in full force and effect.

                  (i) The Company is not aware that (A) any executive officer, key employee or significant group of employees of the Company or any of its subsidiaries (the loss of whom would have a material adverse effect on the Company) plans to terminate employment with the Company or any of its subsidiaries or (B) any such executive officer or key employee is subject to any non-competition, non-disclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or any of its subsidiaries.

                  (j) The issuance and sale of the Stock to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the

Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws, each as amended to date, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Stock or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Stock by the Underwriters.

                  (k) Neither the Company nor any of its subsidiaries is in violation of its Certificate or Articles of Incorporation, respectively, or By-laws. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound other than any defaults that singly or in the aggregate will not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries.

                  (l) The statements set forth in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Stock, are an accurate description of such terms in all material respects.

                  (m) Other than as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, other than as described in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (n) The Company is not and, after giving effect to the offering and sale of the Stock, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (o) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder. The historical financial statements of the Company (including the related notes) contained in or incorporated by reference in the Prospectus comply as to form in all material respects with the requirements applicable to a registration statement on Form S-3 under the Securities Act; such historical financial statements have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present in all material respects the financial position of the Company at the respective dates indicated and the results of their operations and in the case of the Company, its cash flows for the respective periods indicated. The financial information contained in or incorporated by reference in the Prospectus and relating to the Company is derived from the accounting records of the Company and its subsidiaries and fairly presents in all material respects the information purported to be shown thereby. The pro forma financial statements incorporated by reference in the Prospectus have been prepared on a basis consistent with the historical financial statements incorporated by reference in the Prospectus (except for the pro forma adjustments specified therein), include all material adjustments to the historical financial statements required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Registration Statement, the Prospectus or in the documents incorporated therein by reference, are based on assumptions made on a reasonable basis and fairly present in all material respects such transactions described in the Registration Statement, the Prospectus or in the documents incorporated therein by reference. The other historical financial and statistical information and data included in the Registration Statement, the Prospectus or in the documents incorporated therein by reference fairly presents, in all material respects, the information purported to be shown thereby.

                  (p) Except as disclosed in the Prospectus, the Company and each of its subsidiaries own or possess (or otherwise have rights to the use of) the patents, patent licenses, trademarks, trade names, service marks, service names, copyrights and other intellectual property rights (collectively, the "Intellectual Property") necessary to carry on the Company's business as presently conducted and as proposed in the Prospectus to be conducted, without any conflict with the rights of others, except for such conflicts as do not and will not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; neither the Company nor its subsidiaries have received any notice of infringement or violation or conflict with (and knows of no such infringement or conflict with) asserted rights of others with respect to any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned, used by or licensed to the Company or any subsidiary which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole.

                  (q) The Company and its subsidiaries have endeavored in good faith to conduct their businesses and structure their relationships with respect to the establishment of joint ventures and management agreements in compliance with applicable governmental laws and regulations relating to (i) licensure of pharmacies, (ii) fee-splitting between health care providers and other entities, (iii) payment for health care services (including without limitation the rules of participation for the Medicare program and comparable provisions of state and federal law pertaining to the Medicaid program), (iv) the federal and state fraud and abuse laws and regulations thereunder (42 U.S.C. ss. 1320a-7b et seq.), and (v) the Stark law and regulations thereunder (42 U.S.C. ss. 1395nn et seq.) (collectively, the "Health Care Laws"). To the Company's best knowledge, its and its corporate subsidiaries' operations, joint ventures and management agreements are in compliance with all Health Care Laws. Further, the Company has not been notified or advised by any governmental agent or authority that it is under investigation with respect to any violation or alleged violation of any of the Health Care Laws.

                  (r) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied by the Company.

         3.       PURCHASE OF THE STOCK BY THE UNDERWRITERS.

                  (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell 2,000,000 shares of the Underwritten Stock to the several Underwriters and each of the Underwriters agrees to purchase from the Company the respective aggregate number of shares of Underwritten Stock set forth opposite its name in Schedule I. The price at which such shares of Underwritten Stock shall be sold by the Company and purchased by the several Underwriters shall be $______ per share. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and
(c) of this Section 3, the agreement of each Underwriter is to purchase only the respective number of shares of the Underwritten Stock specified in Schedule I.

                  (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 9 hereof) to purchase and pay for the number of shares of the Stock agreed to be purchased by such Underwriter or Underwriters, such defaulting Underwriter(s) shall immediately give notice thereof to you and to the Company, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by you of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the shares of the Stock which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such shares, the number of shares of the Stock which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining shares which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the shares and portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such shares of the Stock exceeds 10% of the total number of shares of the Stock which all Underwriters agreed to purchase hereunder. If the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the 24-hour period referred to above, to make arrangements with other underwriters or purchasers satisfactory to you for the purchase of such shares on the terms herein set forth. In any such case, either you or the Company shall have the right to postpone the Closing Date determined as provided in Section 5 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 5 in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If neither the non-defaulting Underwriters nor the Company shall make arrangements within the 24-hour periods stated above for the purchase of all the shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to 300,000 shares in the aggregate of the Option Stock from the Company at the same price per share as the Underwriters shall pay for the Underwritten Stock. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Stock by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate number of shares of the Option Stock as to which the several Underwriters are exercising the option. Delivery of certificates for the shares of Option Stock, and payment therefor, shall be made as provided in Section 5 hereof. The number of shares of the Option Stock to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Stock to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Stock, as adjusted by you in such manner as you deem advisable to avoid fractional shares.

         4.       OFFERING BY UNDERWRITERS.

                  (a) The terms of the public offering by the Underwriters of the Stock to be purchased by them shall be as set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the public offering and increase or decrease the concessions and discounts to dealers as they may determine, subject to compliance by the Underwriters with applicable laws, rules and regulations relating thereto.

                  (b) The information set forth in the second sentence of the second paragraph on the outside front prospectus cover page and under the caption "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Stock filed by the Company (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters in writing to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, and the Prospectus, and on behalf of the respective Underwriters you represent and warrant to the Company that the statements made therein are correct.

         5.       DELIVERY OF AND PAYMENT FOR THE STOCK.

                  (a) Delivery of certificates for the shares of the Underwritten Stock and the Option Stock (if the option granted by Section 3(c) hereof shall have been exercised not later than 7:00 a.m., San Francisco time, on the date two business days preceding the Closing Date), and payment therefor, shall be made at the office of Chase Securities Inc., One Bush Street, San Francisco, California 94104, at 7:00 a.m., San Francisco time, on the fourth business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such fourth business day, as shall be agreed upon in writing by the Company and you. The date and hour of such delivery and payment (which may be postponed as provided in Section 3(b) hereof) are herein called the Closing Date.

                  (b) If the option granted by Section 3(c) hereof shall be exercised after 7:00 a.m., San Francisco time, on the date two business days preceding the Closing Date, delivery of certificates for the shares of Option Stock, and payment therefor, shall be made at the office of Chase Securities Inc., One Bush Street, San Francisco, California 94104 at 7:00 a.m., San Francisco time, on the third business day after the exercise of such option.

                  (c) Payment for the Stock purchased from the Company shall be made to the Company or its order by, at the Company's option, wire transfer or one or more certified or official bank check or checks in same day funds. The Company must notify the Underwriters at least three business days preceding the Closing Date and at least one business day preceding the purchase of the Option Stock of its election, and if it elects to receive payment by wire transfer, such notification shall include the appropriate wire instructions. Such payment shall be made upon delivery of certificates for the Stock (or by electronic delivery through the facilities of the Depository Trust Company) to you for the respective accounts of the several Underwriters against receipt therefor signed by you. If certificates for the Stock are to be delivered, such certificates shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date, in the case of Underwritten Stock, and at least one business day prior to the purchase thereof, in the case of the Option Stock. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of Lewco Securities Corporation, 2 Broadway, New York, New York 10004 on the business day prior to the Closing Date or, in the case of the Option Stock, by 3:00 p.m., New York time, on the business day preceding the date of purchase. Time shall be of the essence and delivery at the time and place specified above is a further condition to the obligations of the Underwriters.

         It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later date on which Option Stock is purchased for the account of such Underwriter. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

         6. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees as follows:

                  (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A; provided, however, that the Company shall not file such Prospectus under Rule 424(b) or any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Securities Act or the rules and regulations of the Commission. The Company will provide evidence satisfactory to the Underwriters of the timely filing of the Prospectus filed under Rule 424(b).

                  (b) The Company will promptly notify each Underwriter in the event of (i) the request by the Commission for amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction, or (v) the receipt by the Company of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

                  (c) The Company will (i) on or before the date hereof, and with respect to documents filed after the date hereof, on or before the Closing Date, deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) so that a sufficient number of copies of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to you and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and
(iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

                  (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Stock, the Company will forthwith prepare and file with the Commission, at its own expense, a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. In addition, upon your written request, the Company will at its own expense prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel to the Underwriters, may be necessary or advisable in connection with the distribution of the Stock by the Underwriters. The Company authorizes the Underwriters and all dealers to whom any of the Stock may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Stock in accordance with the applicable provisions of the Securities Act and the applicable rules and regulations thereunder for such period.

                  (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement or amendment to the Prospectus proposed to be filed.

                  (f) The Company will cooperate, when and as requested by you, in the qualification of the Stock for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Stock.

                  (g) During a period of five years commencing with the date hereof so long as the Company is subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act the Company will furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company and upon request copies of all information, documents and reports filed with the Commission.

                  (h) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders an earnings statement in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (i) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, including all costs and expenses incident to (i) the preparation, printing and filing with the Commission and the National Association of Securities Dealers, Inc. ("NASD") of the Registration Statement, any Preliminary Prospectus and the Prospectus (other than, except as provided for in paragraph 0) below and unless expressly provided for elsewhere herein, fees and disbursements of Underwriters' counsel, fees and expenses incurred by the Underwriters in connection with the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus and any advertising or marketing expenses incurred in connection with the offering by the Underwriters), (ii) the furnishing to the Underwriters of copies of any Preliminary Prospectus, and of the several documents required by paragraph (c) of this Section 6 to be so furnished, (iii) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph (d) of this Section 6 (other than, except as provided for in paragraph (j) below and unless expressly provided for elsewhere herein, fees and disbursements of Underwriters' counsel and fees and expenses incurred by the Underwriters in connection with the preparation of any such supplement or amendment), (iv) the furnishing to you and the Underwriters of the reports and information referred to in paragraph (g) of this Section 6 and (vi) the printing and issuance of stock certificates, including the transfer agent's fees.

                  (j) The Company agrees to reimburse you, for the account of the several Underwriters, for blue sky fees and related disbursements (including, without limitation, filing fees, and reasonable counsel fees and disbursements) paid by or for the account of the Underwriters or their counsel in qualifying the Stock under state securities or blue sky laws and in the review of the offering by the NASD.

                  (k) The Company hereby agrees that, without the prior written consent of Chase Securities Inc. on behalf of the Underwriters, the Company will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock or enter into any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock for a period continuing until 90 days after the effective date of the registration statement relating to the public offering of the Stock. The foregoing sentence shall not apply to (A) the Stock to be sold to the Underwriters pursuant to this Agreement, (B) shares of Common Stock issued by the Company upon the exercise of options granted or other awards under the stock option plans of the Company (the "Option Plans"), all as described in the Preliminary Prospectus, and (C) options to purchase Common Stock or other awards of (or relating to) Common Stock granted under the Option Plans.

                  (l) The Company is familiar with the Investment Company Act of 1940, as amended, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner to ensure that the Company was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (m) The Company will apply the net proceeds of the sale of the Stock sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

                  7.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case to the extent the same arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus constituting a part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in the second sentence of the second paragraph on the outside front prospectus cover page or under the caption "Underwriting" in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this paragraph
(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Stock which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Stock a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person (excluding the documents incorporated therein by reference) and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (c) of Section 6 hereof. The indemnity agreements of the Company contained in this paragraph (a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case to the extent the same arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus constituting a part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if such statement or omission was made in the second sentence of the second paragraph on the outside front prospectus cover page and under the caption "Underwriting" in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Underwriter contained in this paragraph (b) and the representation and warranty in Section 4(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

                  (c) Each party indemnified under the provision of paragraphs (a) and (b) of this Section 7 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (herein called the Notice) of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (herein called the Notice of Defense) to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this Section 7 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that
(A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause
(i) of the proviso to the preceding sentence (provided that the indemnifying party or parties shall be liable for the expenses of one counsel for all indemnified parties, except where it would be inappropriate under the applicable standards of professional conduct for all of the indemnified parties to be represented by the same counsel, in which case the indemnifying party or parties shall also be liable for the expense of separate counsel) and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 7, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 7 (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Stock received by the Company and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Stock. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

         The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph
(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Stock purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (c) of this Section 7).

                  (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party (including with respect to indemnification by the Company whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

         8. TERMINATION. This Agreement may be terminated by you at any time prior to the Closing Date by giving written notice to the Company if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof,
(ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States would, in the Underwriters' reasonable judgment, make the offering or delivery of the Stock impracticable, (iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to this Section 8, there shall be no liability of the Company to the Underwriters and no liability of the Underwriters to the Company; provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, to the extent provided for in paragraphs (i) and
(j) of Section 6 hereof.

         9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Stock shall be subject to the accuracy of the representations and warranties on the part of the Company and the performance by the Company of all its obligations to be performed hereunder at or prior to the Closing Date and, solely with respect to the Option Stock, on any later date on which Option Stock is to be purchased, as the case may be, and to the following further conditions:

                  (a) The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

                  (b) The legality and sufficiency of the sale of the Stock hereunder and the validity and form of the certificates representing the Stock, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by McDermott, Will & Emery, counsel for the Underwriters, provided that such approval is not unreasonably withheld.

                  (c) You shall have received from Alston & Bird LLP, counsel for the Company, an opinion, addressed to the Underwriters and dated the Closing Date, covering the matters set forth in Annex A hereto, and if Option Stock is purchased at any date after the Closing Date, additional opinions from each such counsel, addressed to the Underwriters and dated such later date, confirming that the statements expressed as of the Closing Date in such opinions remain valid as of such later date.

                  (d) You shall be satisfied that (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading, (ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment filed with the Commission, (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein and which would be required to be disclosed therein (iv) neither the Company nor any of its subsidiaries has any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus, (v) there are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which are required to be disclosed in the Registration Statement and the Prospectus and which are not disclosed as required, (vi) there are not any franchises, contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required, (vii) the representations and warranties of the Company herein are true and correct in all material respects as of the Closing Date and on any later date on which Option Stock is to be purchased, as the case may be, and (viii) there has not been any material change in the market for securities in general or in political, financial or economic conditions and which renders it impracticable in your reasonable judgment to make a public offering of the Stock, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

                  (e) You shall have received on the Closing Date and on any later date on which Option Stock is purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the President and the Chief Financial Officer of the Company, in their capacities as such officers, stating that the respective signers of said certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus contained therein and any supplements or amendments thereto, and that the statements included in clauses (i) through (vii) of paragraph (d) of this Section 9 are true and correct.

                  (f) You shall have received from Ernst & Young LLP, a letter or letters, addressed to the Underwriters and dated the Closing Date and any later date on which Option Stock is purchased, confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and, based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (herein called the Original Letter), but carried out to a date not more than three business days prior to the Closing Date or such later date on which Option Stock is purchased, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. The letters shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, taken as a whole, which, in your sole judgment, makes it impractical or inadvisable to proceed with the public offering of the Stock or the purchase of the Option Stock as contemplated by the Prospectus.

                  (g) You shall have received a copy of the letter from Ernst & Young LLP to the Company stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as at June 30, 2000, did not disclose any weakness in internal controls that they considered to be material weaknesses.

                  (h) Prior to the Closing Date, the Stock to be issued and sold by the Company shall have been duly authorized for listing by the Nasdaq National Market upon official notice of issuance.

                  (i) On or prior to the Closing Date, you shall have received from all stockholders named in Schedule III hereto agreements, in form reasonably satisfactory to Chase Securities Inc., stating that without the prior written consent of Chase Securities Inc. on behalf of the Underwriters, such person or entity will not, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by the parties to such agreements in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant or conversion of any convertible securities) or enter into any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock for a period continuing until 90 days after the effective date of the registration statement relating to the public offering.

         The lock-up agreement described above shall not apply to transfers (i) in connection with the public offering of the Stock to the extent that the stockholder is a selling stockholder in the such offering, (ii) by gift, will or intestacy, (iii) in the event the stockholder is an individual, to his or her immediate family or to a trust the beneficiaries of which are exclusively the stockholder and/or a member or members of his or her immediate family, (iv) as a distribution to partners, members or shareholders of the stockholder, or (v) to an affiliate of the stockholder; provided, however, that in the case of transfers under clauses (ii), (iii), (iv) and (v), it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Stock subject to the provisions of the lock-up agreement, and there shall be no further transfer of such Stock except in accordance with the lock-up agreement.

         All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if you and McDermott, Will & Emery, counsel for the Underwriters, shall be satisfied that they comply in form and scope, which satisfaction shall not be unreasonably withheld or delayed.

         In case any of the conditions specified in this Section 9 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided, however, that (i) in the event of such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement to the extent provided for in paragraphs (i) and (j) of Section 6 hereof, and (ii) if this Agreement is terminated by you because of any refusal, inability or failure on the part of the Company to perform any agreement of the Company herein, to fulfill any of the conditions herein, or to comply with any provision hereof that is applicable to the Company, other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

         10. CONDITIONS OF THE OBLIGATION OF THE COMPANY. The obligation of the Company to deliver the Stock shall be subject to the conditions that (a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

         In case either of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by the Company by giving notice to you. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement to the extent provided for in paragraphs (i) and (j) of Section 6 hereof.

         11. REIMBURSEMENT OF CERTAIN EXPENSES. In addition to its other obligations under Section 7 of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of Section 7 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 11 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

         12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 7 hereof, the several parties (in addition to the Company and the several Underwriters) indemnified under the provisions of said Section 7, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Stock from any of the several Underwriters.

         13. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed, sent via overnight courier, sent by facsimile or delivered to Chase Securities Inc., One Bush Street, San Francisco, California 94104; and if to the Company, shall be mailed, sent via overnight courier, sent by facsimile or delivered to it at its office, 1640 Century Center Parkway, Suite 101, Memphis, TN 38134, Attention: David D. Stevens. Any notice sent in accordance with the provisions of this Section

13 shall be deemed to have been received on the date which is: (i) three (3) business days after the date of proper posting, if sent by certified U.S. mail, postage prepaid, return receipt requested; or (ii) the date on which sent, if sent by facsimile transmission, with confirmation and with the original to be sent by certified U.S. mail; or (iii) the next business day if sent by overnight delivery by a national courier service.

         14. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or their respective directors or officers, and (c) delivery and payment for the Stock under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of paragraph (k) of Section 6 hereof shall be of no further force or effect.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

         Please sign and return to the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        ACCREDO HEALTH, INCORPORATED


                                        By
                                          ------------------------------------
                                            Name:
                                            Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CHASE SECURITIES INC.
SUNTRUST EQUITABLE SECURITIES LLC
BANC OF AMERICA SECURITIES LLC, AND
FIRST UNION SECURITIES, INC.

By  Chase Securities Inc.


By:
    ---------------------------------------
         Managing Director

Acting as a duly authorized representative on behalf of the several Underwriters, including themselves, named in Schedule I hereto.

                                   SCHEDULE 1

                                  UNDERWRITERS


NUMBER OF SHARES TO BE
UNDERWRITERS PURCHASED
----------------------

Chase Securities Inc.
SunTrust Equitable Securities Corporation
Banc Of America Securities LLC
First Union Securities, Inc.











         Total
                                                               --------------

                                   SCHEDULE II

                                  SUBSIDIARIES

Southern Health Systems, Inc.
Nova Factor, Inc.
Hemophilia Health Services, Inc.
AHI Pharmacies, Inc.
Sunrise Health Management, Inc.
Children's Hemophilia Services

                                  SCHEDULE III

                               LOCK-UP AGREEMENTS

                                     ANNEX A
                     MATTERS TO BE COVERED IN THE OPINION OF
                    ALSTON & BIRD LLP COUNSEL FOR THE COMPANY

         (i) The Company was duly incorporated and is validly existing as a corporation and is in good standing under the laws of the State of Delaware, and is qualified to transact business as a foreign corporation in the State of California and the State of Tennessee. The Company has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. Each of the Company's corporate subsidiaries is validly existing as a corporation and is in good standing under the laws of the State of Tennessee, other than Sunrise Health Management, Inc. which is incorporated in Georgia, and each is qualified to transact business as a foreign corporation in those states identified on Schedule A hereto. Each of the Company and its subsidiaries is duly qualified to do business in each jurisdiction in which it owns or leases property or in which the conduct of its business requires such qualification (as such properties and business are described in the Registration Statement). Each of the Company's corporate subsidiaries has the corporate power and the corporate authority to own or lease and operate its properties and to conduct its business as described in the Registration Statement. All the issued and outstanding capital stock of each of the subsidiaries of the Company listed in Schedule II to the Underwriting Agreement has been duly authorized and validly issued and is fully paid and non-assessable, and to such counsel's knowledge, except as disclosed in the Prospectus, is owned by the Company free and clear of all liens, encumbrances and security interests, and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in such subsidiaries are outstanding.

         (ii) The authorized capital stock of the Company consists of 300,000 shares of Series A Cumulative Preferred Stock, none of which are outstanding, 5,000,000 shares of preferred stock, $1.00 par value, none of which are outstanding, 2,500,000 shares of Non-Voting Common Stock, $.01 par value, none of which are outstanding, and 30,000,000 shares of Common Stock, $.01 par value, of which there are __________ shares outstanding as of the date hereof (including the Underwritten Stock); such authorized capital stock has been duly authorized; all of the outstanding shares of such capital stock (including the Underwritten Stock) have been validly issued and are fully paid and non-assessable; and, no preemptive rights of, or rights of first and last refusal in favor of, stockholders exist with respect to the Stock, or the issue and sale thereof, pursuant to the Certificate of Incorporation or Bylaws of the Company and, to such counsel's knowledge, there are no contractual preemptive rights, rights of first refusal or rights of co-sale that have not been waived with respect to the issue and sale of the Stock.

         (iii) The descriptions of statutes and regulations under the captions "Risk Factors - Government Regulation" and "Business - Government Regulation" in the Registration Statement accurately summarize and fairly present in all material respects the matters therein described.

         (iv) The Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations of the Commission thereunder.

         (v) The information required to be set forth in the Registration Statement in answer to Items 9 and 10 (insofar as it relates to such counsel) of Form S-3 is, to such counsel's knowledge, accurately set forth therein in all material respects or no response is required with respect to such Items.

         (vi) Such counsel does not know of any franchises, contracts, leases, documents or legal or governmental proceedings, pending or threatened, which in the opinion of such counsel are of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described and filed as required.

         (vii) The Underwriting Agreement was duly authorized, executed and delivered by the Company.

         (viii) the issuance and sale by the Company of the shares of Stock sold by the Company and the consummation of the transactions as contemplated by the Underwriting Agreement do not conflict with or result in any breach of, or a default under, the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries listed in Schedule II to the Underwriting Agreement or any agreement or instrument listed as an exhibit to the Registration Statement or any of the documents incorporated by reference therein pursuant to Item 601 of Regulation S-K promulgated under the Securities Act to which the Company or any of its subsidiaries is a party or any applicable law or regulation, or insofar as know to such counsel, any judicial or administrative order, writ, injunction or decree to which the Company or its subsidiaries are subject.

         (ix) All holders of securities of the Company who, to such counsel's knowledge, have rights to the registration of shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company have waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

         (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the issuance or sale of the Stock or the consummation of the transactions contemplated in the Underwriting Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities or "blue sky" laws, or under the securities laws of any country other than the United States of America, in connection with the purchase and distribution of the Stock by the Underwriters.

         (xi) Neither the Company nor any of its subsidiaries is, or will be as a result of the consummation of the transactions contemplated by the Underwriting Agreement, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                             ----------------------

         Such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed. Although such counsel has not independently verified the accuracy or the completeness of the statements therein, based on such counsel's participation in these conferences, such counsel's review of corporate documents furnished to such counsel by the Company, such counsel's understanding of applicable law and the experience such counsel has gained in their practice thereunder, nothing has come to the attention of such counsel which leads such counsel to believe that the Registration Statement (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need not express any opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need not express any opinion or belief) as of its date or at the Closing Date (or any later date on which the Option Stock is purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the provisions of the Delaware General Corporation Law, upon opinions of local counsel satisfactory in form and scope to counsel for the Underwriters, and as to questions of fact, upon representations or certificates of officers of the Company and of government officials. Copies of any opinions so relied upon shall be delivered to the Representatives and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such local counsel.

                                   SCHEDULE A

Hemophilia Health Services, Inc. is qualified to transact business as a foreign corporation in the following States;

         California
         Oklahoma

Nova Factor, Inc. is qualified to transact business as a foreign corporation in the following states:

         Florida
         Georgia
         Maryland
         California
         Texas
         Alabama
         Illinois
         Montana

AHI Pharmacies, Inc. is qualified to transact business as a foreign corporation in the following states:

         Florida
         California
         North Carolina